Exhibit 10.5
STOCK APPRECIATION RIGHT GRANT NOTICE
UNDER THE
GATES INDUSTRIAL CORPORATION PLC
2018 OMNIBUS INCENTIVE PLAN
Gates Industrial Corporation plc (the “Company”), pursuant to its 2018 Omnibus Incentive Plan, as it may be amended and restated from time to time (the “Plan”), hereby grants to the Participant set forth below the number of Stock Appreciation Rights in respect of the number of Ordinary Shares set forth below, at a Strike Price per share set forth below. The Stock Appreciation Rights are subject to all of the terms and conditions as set forth herein, in the Stock Appreciation Right Agreement (attached hereto), and in the Plan, all of which are incorporated herein in their entirety. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan.

Participant:	[Insert Participant Name]

Date of Grant:	[Insert Grant Date]

Number of Stock Appreciation Rights:	[Insert Number of Stock Appreciation Rights]

Strike Price:	[Insert Strike Price]

SAR Period Expiration Date:	[Insert Expiration Date]

Vesting Schedule:	Provided that the Participant has not undergone a Termination prior to the time of each applicable vesting date (or event):

•	25% of the Stock Appreciation Rights will vest and become exercisable on the first anniversary of the grant date;

•	25% of the Stock Appreciation Rights will vest and become exercisable on the second anniversary of the grant date;

•	25% of the Stock Appreciation Rights will vest and become exercisable on the third anniversary of the grant date; and

•	the remaining unvested Stock Appreciation Rights will vest and become exercisable on the fourth anniversary of the grant date;
provided, however, that the Stock Appreciation Rights shall fully vest and become exercisable in the following circumstances:
(i) if the Participant undergoes a Termination as a result of such Participant’s death or Disability; or
(ii) immediately prior to a Change in Control.
*    *    *
GATES INDUSTRIAL CORPORATION PLC

___________________________________
By:
Title:

[Signature Page Stock Appreciation Right Award]

THE UNDERSIGNED PARTICIPANT ACKNOWLEDGES RECEIPT OF THIS STOCK APPRECIATION RIGHT GRANT NOTICE, THE STOCK APPRECIATION RIGHT AGREEMENT AND THE PLAN, AND, AS AN EXPRESS CONDITION TO THE GRANT OF STOCK APPRECIATION RIGHTS HEREUNDER, AGREES TO BE BOUND BY THE TERMS OF THIS STOCK APPRECIATION RIGHT GRANT NOTICE, THE STOCK APPRECIATION RIGHT AGREEMENT AND THE PLAN.

PARTICIPANT

______________________________

[Signature Page Stock Appreciation Right Award]

STOCK APPRECIATION RIGHT AGREEMENT
UNDER THE
GATES INDUSTRIAL CORPORATION PLC
2018 OMNIBUS INCENTIVE PLAN
Pursuant to the Stock Appreciation Right Grant Notice (the “Grant Notice”) delivered to the Participant (as defined in the Grant Notice), and subject to the terms of this Stock Appreciation Right Agreement (this “Stock Appreciation Right Agreement”) and the Gates Industrial Corporation plc 2018 Omnibus Incentive Plan, as it may be amended and restated from time to time (the “Plan”), Gates Industrial Corporation plc (the “Company”) and the Participant agree as follows. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan.
1. Grant of Stock Appreciation Rights. Subject to the terms and conditions set forth herein and in the Plan, the Company hereby grants to the Participant the number of Stock Appreciation Rights provided in the Grant Notice (in respect of the number of Ordinary Shares as provided in the Grant Notice), at a Strike Price per share as provided in the Grant Notice. The Company reserves all rights with respect to the granting of additional Stock Appreciation Rights hereunder and makes no implied promise to grant additional Stock Appreciation Rights.
2. Vesting. Subject to the conditions contained herein and in the Plan, the Stock Appreciation Rights shall vest as provided in the Grant Notice.
3. Exercise of Stock Appreciation Rights Following Termination. Unless otherwise provided by the Committee, in the event of: (a) a Participant’s Termination by the Service Recipient for Cause, all outstanding Stock Appreciation Rights granted to such Participant shall immediately terminate and expire; (b) a Participant’s Termination due to death or Disability, each outstanding unvested Stock Appreciation Right granted to such Participant shall immediately fully vest and become exercisable, and each outstanding vested Stock Appreciation Right shall remain exercisable for one year thereafter (but in no event beyond the expiration of the SAR Period); (c) a Participant’s voluntary Termination of employment, each outstanding unvested Stock Appreciation Right granted to such Participant shall immediately terminate and expire, and each outstanding vested Stock Appreciation Right shall remain exercisable for 60 days thereafter (but in no event beyond the expiration of the SAR Period); and (d) a Participant’s Termination for any other reason, each outstanding unvested Stock Appreciation Right granted to such Participant shall immediately terminate and expire, and each outstanding vested Stock Appreciation Right shall remain exercisable for 90 days thereafter (but in no event beyond the expiration of the SAR Period).
4. Method of Exercising Stock Appreciation Rights. The Stock Appreciation Rights may be exercised by the delivery of notice of the number of Stock Appreciation Rights that are being exercised. Such notice shall be delivered either (a) in writing to the Company at its principal office or at such other address as may be established by the Committee, to the attention of the Company’s General Counsel; or (b) to a third-party plan administrator as may be arranged for by the Company or the Committee from time to time for purposes of the administration of outstanding Stock Appreciation Rights under the Plan, in the case of either (a) or (b), as communicated to the Participant by the Company from time to time.
5. Settlement of Stock Appreciation Rights. Following the exercise of a Stock Appreciation Right hereunder, as promptly as practical after receipt of such notification, the Stock Appreciation Rights will be settled, by delivery to the Participant of an amount in cash or its equivalent (i.e., by check) equal to the product of (a) the number of Ordinary Shares in respect of such exercised Stock Appreciation Right and (b) the excess, if any, of (i) the Fair Market Value of one Ordinary Share on the date of the exercise notice over (ii) the Strike Price of such Stock Appreciation Rights, subject to Section 9 of this Stock Appreciation Right Agreement.
6. Company; Participant.
(a) The term “Company” as used in this Stock Appreciation Right Agreement with reference to employment shall include the Company and its Subsidiaries.
(b) Whenever the word “Participant” is used in any provision of this Stock Appreciation Right Agreement under circumstances where the provision should logically be construed to apply to the executors, the administrators, or the person or persons to whom the Stock Appreciation Rights may be transferred by will or by the laws of descent and distribution, the word “Participant” shall be deemed to include such person or persons.
7. Non-Transferability. The Stock Appreciation Rights are not transferable by the Participant except to Permitted Transferees in accordance with Section 13(b) of the Plan. Except as otherwise provided herein, no assignment or transfer of the

Stock Appreciation Rights, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the Stock Appreciation Rights shall terminate and become of no further effect.
8. No Rights as Shareholder. The Participant or a Permitted Transferee of the Stock Appreciation Rights shall have no rights as a shareholder with respect to any Ordinary Share covered by an Stock Appreciation Right and shall have none of the rights or privileges of a shareholder of the Company (including the right to vote or receive dividends) in respect of Stock Appreciation Rights subject to the Grant Notice.
9. Tax Withholding. The provisions of Section 13(d) of the Plan are incorporated herein by reference and made a part hereof.
10. Notice. Every notice or other communication relating to this Stock Appreciation Right Agreement between the Company and the Participant shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by such party in a notice mailed or delivered to the other party as herein provided; provided that, unless and until some other address be so designated, all notices or communications by the Participant to the Company shall be mailed or delivered to the Company at its principal executive office, to the attention of the Company’s General Counsel, and all notices or communications by the Company to the Participant may be given to the Participant personally or may be mailed to the Participant at the Participant’s last known address, as reflected in the Company’s records. Notwithstanding the above, all notices and communications between the Participant and any third-party plan administrator shall be mailed, delivered, transmitted or sent in accordance with the procedures established by such third-party plan administrator and communicated to the Participant from time to time.
11. No Right to Continued Service. This Stock Appreciation Right Agreement does not confer upon the Participant any right to continue as an employee or service provider to the Company.
12. Binding Effect. This Stock Appreciation Right Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.
13. Waiver and Amendments. Except as otherwise set forth in Section 12 of the Plan, any waiver, alteration, amendment or modification of any of the terms of this Stock Appreciation Right Agreement shall be valid only if made in writing and signed by the parties hereto; provided, however, that any such waiver, alteration, amendment or modification is consented to on the Company’s behalf by the Committee. No waiver by either of the parties hereto of their rights hereunder shall be deemed to constitute a waiver with respect to any subsequent occurrences or transactions hereunder unless such waiver specifically states that it is to be construed as a continuing waiver.
14. Clawback/Forfeiture. Notwithstanding anything to the contrary contained herein or in the Plan, if the Participant has engaged in or engages in any Detrimental Activity, then the Committee may, in its sole discretion, take actions permitted under the Plan, including: (i) canceling the Stock Appreciation Rights or (ii) requiring that the Participant forfeit any gain realized on the exercise of the Stock Appreciation Rights and repay such gain to the Company. In addition, if the Participant receives any amount in excess of what the Participant should have received under the terms of this Stock Appreciation Right Agreement for any reason (including without limitation by reason of a financial restatement, mistake in calculations or other administrative error), then the Participant shall be required to repay any such excess amount to the Company. Without limiting the foregoing, all Stock Appreciation Rights shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with applicable law.
15. Governing Law. This Stock Appreciation Right Agreement shall be construed and interpreted in accordance with the laws of the State of Colorado, without regard to the principles of conflicts of law thereof. Notwithstanding anything contained in this Stock Appreciation Right Agreement, the Grant Notice or the Plan to the contrary, if any suit or claim is instituted by the Participant or the Company relating to this Stock Appreciation Right Agreement, the Grant Notice or the Plan, the Participant hereby submits to the exclusive jurisdiction of and venue in the courts of Colorado.
16. Plan. The terms and provisions of the Plan are incorporated herein by reference. In the event of a conflict or inconsistency between the terms and provisions of the Plan and the provisions of this Stock Appreciation Right Agreement (including the Grant Notice), the Plan shall govern and control.